SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 23, 2001

LUCENT TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11639	22-3408857

(State or Other Jurisdiction	(Commission	(I.R.S. Employer

of Incorporation)	File Number)	Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 582-8500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure.

         On October 23, 2001, the Registrant made available the slides attached hereto as Exhibit 99 in a webcast of its quarterly earnings conference call.

Exhibit 99:	Slides made available at the webcast of Lucent’s quarterly earnings conference call on October 23, 2001

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Dated: October 23, 2001	By:	/s/ John A. Kritzmacher

Name: John A. Kritzmacher

Title: Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit 99	Slides made available at the webcast of Lucent’s quarterly earnings conference call on October 23, 2001.